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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2001



                              EXPRESS SCRIPTS, INC.
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             (Exact Name of Registrant as specified in its Charter)


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

            Delaware                       0-20199                       43-1420563
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 (State or other jurisdiction of    (Commission File No.)    (I.R.S. Employer Identification No.)
         incorporation)
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13900 Riverport Drive, Maryland Heights, Missouri                    63043
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:       (314) 770-1666
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ITEM 5.  OTHER EVENTS.

         On May 23, 2001, Express Scripts, Inc. (the "Company") issued a press release announcing that its board of directors has approved a two-for-one stock split to be effected in the form of a stock dividend. The stock split will be for shareholders of record as of June 8, 2001, and will be effective on or about June 22, 2001.

         Also on May 23, 2001, the Company held its Annual Meeting of Stockholders, at which the stockholders of the Company approved each of the five proposals set forth in the Company's Proxy Statement dated April 9, 2001 (File No. 0-20199) filed with the Securities and Exchange Commission and listed as
Exhibit 99.2 to this Current Report on Form 8-K (the "Proxy Statement"). Included among these proposals was the approval and ratification of the Company's Amended and Restated Certificate of Incorporation.

         The Amended and Restated Certificate of Incorporation reflects the following amendments to the existing Certificate of Incorporation: (i) a change in the registered agent and registered office of the Company, (ii) a change in the Company's classes of Common Stock because of the conversion of the Class B Common Stock and the reclassification of the Class A Common Stock as Common Stock, (iii) a change in the limitation on voting rights of preferred stockholders, (iv) a change in the rights, privileges, and designations of the Common Stock, (v) an addition of language permitting the Company to treat a registered stockholder as the owner of a share of stock, and (vi) certain technical amendments. A description of the proposed amendments effected pursuant to the Amended and Restated Certificate of Incorporation is contained in the Proxy Statement under the caption "IV. Proposed Amended and Restated Certificate of Incorporation" and is hereby incorporated by reference herein.

         The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware and became effective as of May 24, 2001.

         All shares of the Company's Class A Common Stock registered pursuant to a Form S-8 shall be automatically reclassified as Common Stock without further action by the participants in the plans or the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  The following exhibits are filed as part of this report on Form
              8-K:


   Exhibit No.     Description

     3.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit D to Express Scripts, Inc.'s 2001 Proxy Statement (File Number 0-20199)).

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     99.1     Press release, dated May 23, 2001, by Express Scripts, Inc.

     99.2 Part IV. "Proposed Amended and Restated Certificate of Incorporation" contained in Express Scripts, Inc.'s Proxy Statement dated April 9, 2001 (File No. 0-20199), incorporated by reference herein.

Item 9.  Regulation FD Disclosure

         On May 23, 2001, the Company issued a press release regarding possible future earnings expectations. A copy of the press release is filed as Exhibit
99.1 to this Current Report on Form 8-K and incorporated by reference herein.

SAFE HARBOR STATEMENT

This report contains forward-looking statements, including, but not limited to, statements related to the company's plans, objectives, expectations (financial and otherwise) or intentions. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Factors that may impact these forward-looking statements include but are not limited to:

- risks associated with our ability to maintain internal growth rates, or to control operating or capital costs
- continued pressure on margins resulting from client demands for enhanced service offerings and higher service levels
- competition, including price competition, and our ability to consummate contract negotiations with prospective clients, as well as competition from new competitors offering services that may in whole or in part replace services that we now provide to our customers
- adverse results in regulatory matters, the adoption of new legislation or regulations (including increased costs associated with compliance with new laws and regulations, such as privacy regulations under the Health Insurance Portability and Accountability Act (HIPAA)), more aggressive enforcement of existing legislation or regulations, or a change in the interpretation of existing legislation or regulations
- the possible termination of, or unfavorable modification to, contracts with key clients or providers
- the possible loss of relationships with pharmaceutical manufacturers, or changes in pricing, discount or other practices of pharmaceutical manufacturers
-    adverse results in litigation
-    risks associated with our leverage and debt service obligations
- risks associated with our ability to continue to develop new products, services and delivery channels
- developments in the health care industry, including the impact of increases in health care costs, changes in drug utilization and cost patterns and introductions of new drugs
- risks associated with our financial commitment relating to the RxHub venture
-    other risks described from time to time in our filings with the SEC

We do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EXPRESS SCRIPTS, INC.


Date:    May 24, 2001              By: /s/ Barrett A. Toan
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                                        Barrett A. Toan
                                        President, Chief Executive Officer and
                                        Chairman of the Board




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                                  EXHIBIT INDEX




   Exhibit No. Description

       3.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit D to Express Script, Inc.'s 2001 Proxy Statement (File Number 0-20199))

      99.1     Press release, dated May 23, 2001, by Express Scripts, Inc.

      99.2 Part IV. "Proposed Amended and Restated Certificate of Incorporation" contained in Express Scripts, Inc.'s Proxy Statement dated April 9, 2001 (File Number 0-20199), incorporated by reference herein.